AMENDED AND RESTATED
                                 PROMISSORY NOTE
                                    (Secured)


$1,000,000 U.S.                                                    June 27, 2000

     This Amended and Restated Promissory Note ("Note") I entered into effective June 27, 2000 and is intended to amend, restate and replace that certain Promissory Note executed by Maker and dated June 27, 2000 in the original principal amount of $860,000, and reflect the fact that the original principal amount owed by Maker as of June 27, 2000 is actually $1,000,000.

     This Amended and Restated Promissory Note is secured by that certain Security Agreement between Maker and Holder dated June 27, 2000 and amended effective as of June 27, 2000 to reflect the actual original indebtedness under the Note to be $1,000,000.

     Now therefor: For value received, Klever Marketing, Inc. a Delaware corporation ("Maker*), promises to pay to Presidio Investments, LLC, an Arizona limited partnership ("Holder"), or order, at 1850 N. Central Avenue, Suite 500, Phoenix, Arizona 85004, Attention: William J. Howard, Esq., or such other place as the holder may from time to time designate in writing, the principal sum of One Million Dollars ($1,000,000 U.S.) (the "Loan Amount"), advanced under this promissory note ("Note") with interest from the date first written above on the unpaid principal balance at the rate of eight percent (8.0%) per annum.

     The Loan  Amount  under  this Note  shall be due and  payable  as  follows:
Interest is to be paid quarterly with the first payment due on September 30, 2000. Principal and all due and unpaid interest and other amounts due under this Note are to be paid on May 1,2001.

     This Note may be prepaid in whole or in part at the option of Maker, without penalty, provided, however, that such prepayment shall be first applied to interest accrued to the date of prepayment and then to principal.

     Maker acknowledges that late payment to Holder will cause Holder to incur costs not contemplated by this Note, the exact amount of such costs being difficult and impracticable to assess. Such costs include, without limitation, processing and accounting charges. Therefore, in the event any payment or portion thereof due upon this Note is not paid within five (5) days after its due date, the Maker agrees to pay the holder hereof, in addition to the delinquent installment and any accrued Interest thereon, a late charge equal to five percent (5%) of the delinquent amount. The parties agree that this late charge represents a fair and reasonable estimate of the costs that the holder hereof will incur by reason dr such late payment.

     Each payment tendered hereunder shall be credited first on interest then due; the remainder on principal; and the interest thereon shall cease upon principal so credited. Should default be made on payment of any installment of principal or interest, the whole sum of principal and interest shall, at the option of the holder of this Note become immediately due. Principal and interest shall be payable in lawful money of the United States.

     The occurrence of any of the following events shall constitute an event of default hereunder, and If not cured within ten (10) days, shall entitled Holder, at his option, without notice or demand to Maker to declare the entire indebtedness due and payable at once and in full:

     1. Any default in the payment of any installment of principal or interest due on this Note as herein above provide

     2. Any failure by Maker to perform each and every material condition, covenant and agreement to be performed by it in accordance with the terms of this Note, or the failure by it to perform any material condition, covenant, or agreement now or hereinafter agreed by it to be performed in connection with the payment of the indebtedness evidenced by this Note, or in any agreement securing or collateralizing the payment of the indebtedness evidenced by this Note.

     3. Any event of insolvency of. general assignment for the benefit of creditors by, judgment against, the appointment of a receiver or trustee with respect to or petition of bankruptcy by or against any party liable hereunder orunder any agreement securing or collateralizing the payment of the indebtedness evidenced by this Note.

     4. Default In the payment of any other indebtedness due Holder or the default in the performance of any other obligation to the holder hereof by the Maker or any other party liable for the payment hereof, whether as endorser, guarantor, surety or otherwise.

     Failure of Holder of this Note to declare such indebtedness to be due shall not constitute a waiver of the right to later declare the entire indebtedness to be at once due and payable.

     Maker hereby waives as to this debt, or any renewal thereof, all rights of exemption under the laws of Arizona as to personal property it agrees to pay all costs of collection or securing or attempting to collect or secure this Note, including reasonable attorneys' fees, whether the same be collected or secured by any attorney consulted with reference to a lawsuit or otherwise. Maker of this Note waives protest, notice of protest, suit and all other. requirements necessary to hold it liable hereunder, and it agrees that time of payment may be extended or a renewal note taken or the security substituted or released in whole or in part or other indulgence granted without notice of, or consent to, such action, without release of liability of any such party.

     As security for the repayment of this Note the Makers have executed a Security Agreement of even date.

     Maker has caused this Note to be executed, and is effective as of the date first above written in Maricopa County, Arizona.

"Maker*




KLEVER MARKETING, INC.


By: _________________________________

Its:


STATE                        OF Utah ) )ss.
COUNTY OF Salt Lake).

     The foregoing instrument was acknowledged before me this 3rd day of November, 2000, by Corey Hamilton, in his capacity as President of Klever Marketing, Inc. on behalf of such corporation.

                                            --------------------------
                                            Notary Public


                                     UNIFORM
                                 COMMERCIAL CODE
                               FINANCING STATEMENT





--------------------------------------------------------------------------------
Effective Date                        County and State of Transaction
                                      Maricopa County, Arizona
--------------------------------------------------------------------------------
DEBTOR (Name, Address and Zip Code)   SECURED PARTY (Name, Address and Zip Code)


Klever Marketing, Inc.                Presidio Investments, LLC
350 West 300 South, Suite 201         1850 North Central Avenue
Salt Lake City, Utah 84101            Phoenix, Arizona 85004
Attn:  Paul 0. Begum                  Attn: William J. Howard
--------------------------------------------------------------------------------
Assignee of Secured Party             Record Owner of Real Property, if Not
(Name, Address and Zip Code)          Debtor (Name, Address and Zip Code)
--------------------------------------------------------------------------------
Counties Where Collateral is Located  O Products of Collateral are also covered

                                      X Proceeds of Collateral are also covered
--------------------------------------------------------------------------------

Financing Statement covers the following types of property: The property subject to that certain Security Agreement dated June 27,2000 as amended between Secured party and Debtor which secures the obligations of Debtor under that certain Amended and Restated Promissory Note date June 27, 2000 in the original principal amount of $1,000,000. (See attached Exhibit "A" for a description of the property).
--------------------------------------------------------------------------------

If collateral is timber to be cut, crops growing or to be grown, minerals or the like, accounts to be financed at the wellhead or minehead of the well or mine, or goods which are or are to become fixtures, the real property to which these are affixed or concerned is legally described.

This financing statement is to be filed in the office where a mortgage on the real property would be recorded. This Financing Statement is filed or recorded without Debtor's signature to perfect a security interest in collateral which:

 Is already subject to a security interest in another jurisdiction when it was brought into the state or which Debtor changed location to this State;

     Are proceeds of the original collateral described above In which a security interest was perfected;

     Is no longer effective due to lapse of the original filing;

     Was acquired four months or less after Debtor has changed its name, identity or corporate structure.

DEBTOR:                                           SECURED PARTY:
KLEVER MARKETING, INC.                            PRESIDIO INVESTMENTS, LLC

By:__________________________________       By: _______________________________

Its: ________________________________       Its: ______________________________

                                    EXHIBIT A


Debtor: Klever Marketing, Inc.
Secured Party: Presidio Investments, LLC

     The Collateral includes, and Debtor hereby grants to Secured Party a security interest in and to all of Debtor*s right, title and interest in the following described property (and types of property) both presently existing and hereafter acquired or owing:

     (1) Inventory, including wIthout limitation, all of Debtor*s inventory, raw materials, work In process, finished goods, parts, goods held on consignment, retuffled goods or Inventouy, goods held for sale or lease or fUrnished or to be furnished, under contracts of sendce In which the Debtor now has or hereafter acquires any right and all additions, substitutions and replacements thereof wherever located togethei with all goods and materials usedo or usable in manufacturing, processing, packaging or shipping same equipment

     (2) Accounts, including without limitation, shall mean all accounts, accounts receivable, contract aights, notes, drafts, acceptances, instruments, chattel paper, other chases in action, general Intangibles, and any right to payment for goods sold or leased oi for services rendered, whether or not evidenced by an instrument or chattel paper, and whether or not it has been earned by performance and all merchandise represented by Accounts and all such merchandise that may be reclaimed or repossessed from or returned by account debtors, all Debtors rights as an unpaid vendor or honor including stoppage in transit, repleviri or reclamation, and any other of Debtor*s property held by Secured Party or by others for Secured Party*s account, including balances standing to Debtors credit on Secured Party*s books and shall include aN claims for tax refund, whether now existing or hereafter arising, of Debtors against any city, county, state or federal government of any agency, authortty or subdivision thereof.

     (3) Equipment, including, without limitation, all of Debtor*s furniture, fixtures, machinery, parts, accessories, improvements, replacements, substitutions which are used by or useful to the Debtor in the operation and management of its business.

     (4) The proceeds (including insurance proceeds) of any and all of the foregoing Collateral.

     (5) All ledgers, books of account and records of Debtor relating to any and all of the foregoing.

                                 First Amendment
                                       to
                               Security Agreement


     Klever Marketing, Inc., a Delaware corporation, as Debtor, Investments, LLC, as Secured Party under that certain Security Agreement dated June 21, 2000, hereby amend the Agreement as follows: and Presidio

     1. The amount of the indebtedness secured by the Agreement is increased to $1,000,000 plus accrued and unpaid interest and other thames evidenced by that certain Amended and Restated Promissory Note effective as of June 27, 2000 and in the original principal amount of $1,000,000.

     2. Debtor agrees to execute amended UCC-1 financing statements for filing in the states of Utah and California.

     IN WITNESS WHEREOF, this First Amendment to Security Agreement has been executed by the parties, effective as of June 27, 2000.

DEBTOR:                                    SECURED PARTY:

KLEVER MARKETING, INC.                     Presidio Investments, LLC


By: __________________________             By: _______________________________

Its: __________________________            Its: ______________________________